UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 26, 2011

YANGLIN SOYBEAN, INC.
(Exact name of registrant as specified in charter)

Nevada	000-52127	20-4136884
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NO. 99 FANRONG STREET, JIXIAN COUNTY
SHUANG YA SHAN CITY
HEILONGJIANG PROVINCE
CHINA, 155900

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-469-469300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 30, 2011, Yanglin Soybean, Inc. (the “Company”) filed a Form 8-K (the “Original Report”) to report the resignation of Molan Shangguan from her position as Chief Financial Officer of the Company and the appointment of Yang Nan as Chief Financial Officer of the Company.  The Original Report did not include an employment agreement with Mr. Nan because he had not yet entered into an employment agreement with the Company.

Pursuant to Instruction 2 to Item 5.02, this Form 8-K/A is filed for the purpose of reporting information required under Item 5.02(c)(3) of Form 8-K.  Item 5.02(c) of the Original Report is hereby amended as follows:

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Mr. Yang Nan

On December 26, 2011, the Company entered into an employment contract with Mr. Yang Nan (the “Agreement”).  Pursuant to the terms of the Agreement, Mr. Nan will serve as the Chief Financial Officer of the Company.  The Agreement has a term of three years, commencing on December 26, 2011 and ending on December 26, 2014.  The Agreement is subject to a three month probation period, expiring on March 26, 2012, during which either the Company or Mr. Nan may terminate the Agreement at any time.  The Company is required to pay premiums for Mr. Nan for pension, unemployment, medical insurance and other social insurance coverage in accordance with relevant laws of the People’s Republic of China.  The Agreement may be terminated upon mutual agreement of both parties in writing.  In the event of a major change in objective circumstances, which includes the merger of the Company into another business entity, or the sale, or transfer by the Company of a substantial portion of its assets to others, the Company may terminate this agreement upon 30 days prior written notice.  Mr. Nan may resign from his position as Chief Financial Officer and terminate the Agreement upon 30 days prior written notice.

Salary Offer Letter with Mr. Yang Nan

On December 26, 2011, the Company entered into a Salary Offer Letter with Mr. Nan (the “Offer Letter”).  Under the terms of the Offer Letter, Mr. Nan is entitled to receive a monthly salary of RMB12,000.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits:

No.	Description
10.1	Employment Agreement by and between Yanglin Soybean, Inc. and Yang Nan, dated as of December 26, 2011
10.2	Salary Offer Letter by and between Yanglin Soybean, Inc. and Yang Nan, dated as of December 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YANGLIN SOYBEAN, INC.

By:	/s/ Shulin Liu
Name: Shulin Liu
Title: Chief Executive Officer

Dated: January 12, 2012